AEGON/Transamerica Series Fund, Inc.

Supplement dated July 7, 2003 to the Statement of Additional Information dated May 1, 2003, as previously supplemented June 23, 2003

Please read this Supplement carefully and retain it for future reference.

Janus Global

Under the section entitled “The Sub-Adviser,” the following replaces the current information under “Portfolio Managers” on page JGL-3:

Laurence J. Chang, CFA, has served as portfolio manager of this portfolio since June 2003. From January 2000 until June 2003, he served as co-portfolio manager of this portfolio.

Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master’s degree in Political Science from Stanford University.